SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):         Commission File Number
         April 10, 2001                                            0-7674
                                                                   ------


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Texas                                                   75-0944023
---------------------------                               ----------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
                   (Address of Executive Offices and Zip Code)

                  Registrant's Telephone Number (915) 627-7155

ITEM 5.  Other Events

     On April 10, 2001, First Financial Bankshares, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with the principal shareholder of City Bancshares, Inc. ("City Bancshares"). City Bancshares through its subsidiary, City Delaware Financial Corporation ("City Delaware") is the owner of City National Bank. Pursuant to the Purchase Agreement and provided all of the shares of City Bancshares are tendered for purchase by the Company, the Company will pay $16,500,000 for all of the outstanding shares of City Bancshares. Acquisition of City Bancshares by the Company is subject to the approval of the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities, as well as, subject to satisfaction of the conditions contained in the Purchase Agreement. If the transaction is approved by federal and state regulatory authorities, it is anticipated that the acquisition of City Bancshares and its subsidiaries by the Company will be closed during the third quarter of 2001. Conditioned upon completion of the above-described transaction, City Bancshares and City Delaware will then be merged with and into First Financial Bankshares of Delaware, Inc. ("FFB Delaware"), the Company's wholly owned Delaware bank holding company, and thereafter City National Bank will become a direct subsidiary of FFB Delaware.

     City Bancshares is a Texas corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended. City Bancshares owns 100% of the issued and outstanding capital stock of City Delaware, a Delaware corporation and bank holding company, which owns 100% of the issued and outstanding capital stock of City National Bank, a national banking association. City Bancshares and City National Bank are located in the City of Mineral Wells, Palo Pinto County, Texas, approximately 50 miles due west of Fort Worth, Texas. City National Bank was chartered in 1925 and as of March 31, 2001, had assets totaling $89,500,000 and shareholders' equity of $9,000,000.


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST FINANCIAL BANKSHARES, INC.
                                          (Registrant)



DATE:  April 18, 2001                     By:  /S/Curtis R. Harvey
                                               ----------------------------
                                               CURTIS R. HARVEY
                                               Executive Vice President and
                                               Chief Financial Officer